                                                                    Exhibit 99.1


NEWS FROM ARDEN REALTY, INC.
FOR IMMEDIATE RELEASE

CONTACT: RICHARD DAVIS
         (310) 966-2600

              ARDEN REALTY, INC. REPORTS THIRD QUARTER 2004 RESULTS

                                NOVEMBER 3, 2004

Los Angeles, California - Arden Realty, Inc. (NYSE/ARI), a Los Angeles-based office real estate investment trust, today reported Funds From Operations (FFO) for the third quarter of 2004 of $43.0 million or $0.64 per share on a fully diluted basis, compared with FFO of $41.9 million or $0.64 per share on a fully diluted basis for the third quarter of 2003.

Included in FFO for the third quarter was a $1.1 million non-cash charge related to the original issuance costs of $50 million in Preferred Operating Partnership Units that were redeemed in September 2004. Excluding this non-cash item, FFO would have been $44.1 million or $0.65 per fully diluted share.

Revenues from rental operations for the properties included in continuing operations for the third quarter of 2004 were $104.5 million, compared with $101.3 million for the third quarter of 2003. Net income for the third quarter of 2004 was $11.2 million, or $0.17 per share on a fully diluted basis, compared with $10.5 million, or $0.16 per share on a fully diluted basis for the third quarter of 2003.

The operating portfolio was 91.1% occupied and 92.5% leased at the end of the third quarter of 2004 compared to 89.9% occupied and 92.0% leased at the end of the third quarter of 2003.

A dividend of $0.505 per share was declared for the third quarter of 2004 for shareholders of record as of September 30, 2004.

Total debt at September 30, 2004 was approximately $1.34 billion, representing approximately 38.0% of total market capitalization and 43.9% of gross asset value.

Arden Realty will host a conference call to discuss third quarter 2004 operating results on November 4, 2004, at 1:00 p.m. Eastern time. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com. A replay of the conference call may be heard by calling (800) 642-1687 (U.S.) or (706) 645-9291 (International), access code 1430219, from 3:00 p.m. Eastern time on November 4, 2004 through 3:00 p.m. Eastern time on November 18, 2004. During this period, an on-demand webcast replay of the call will also be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com.

Financial schedules follow. A detailed analysis of the quarter's results can be obtained by viewing the Supplemental Operating and Financial Data available in the Investor Information section (Financial Reports) of our website at www.ardenrealty.com, or by calling Richard Davis, Arden Realty's CFO, at the number listed above.


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Arden Realty is a self-administered, self-managed real estate investment trust which owns, manages, leases, develops, renovates and acquires commercial office properties located in Southern California. As of September 30, 2004, the Company's portfolio contained 127 properties comprised of 209 buildings and approximately 18.7 million rentable square feet. For more information on the Company, visit the Arden website at www.ardenrealty.com.

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Arden Realty believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from the Company's expectations include general and Southern California specific real estate and economic conditions, competition within the industry, the availability and cost of capital for future investments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.



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
                               ARDEN REALTY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                SEPTEMBER 30,      DECEMBER 31,
                                                                    2004              2003
                                                                -----------        -----------
                                                                (unaudited)
ASSETS
  Investment in real estate:
    Commercial properties                                       $ 2,912,438        $ 2,821,701
    Less: accumulated depreciation and amortization                (484,492)          (436,690)
                                                                -----------        -----------
                                                                  2,427,946          2,385,011
    Properties under development/renovation                          10,829             75,627
    Land available for development                                   23,829             23,723
    Properties held for disposition, net                             92,519            162,338
                                                                -----------        -----------
        Net investment in real estate                             2,555,123          2,646,699

  Cash and cash equivalents                                          15,595              4,707
  Restricted cash                                                    15,765             19,694
  Rent and other receivables                                          6,282              3,688
  Deferred rent                                                      43,778             44,203
  Prepaid financing costs, expenses and other assets, net            16,895             22,442
                                                                -----------        -----------
        Total assets                                            $ 2,653,438        $ 2,741,433
                                                                ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgage loans payable                                        $   377,587        $   557,435
  Mortgage loan payable - Property held for disposition               7,270              7,394
  Unsecured lines of credit                                         136,500            161,000
  Unsecured term loan                                               125,000            125,000
  Unsecured senior notes, net of discount                           697,438            498,952
  Accounts payable and accrued expenses                              59,050             54,317
  Security deposits                                                  23,020             22,321
  Dividends payable                                                  33,118             32,535
                                                                -----------        -----------
        Total liabilities                                         1,458,983          1,458,954
  Minority interest                                                  20,404             72,194
  STOCKHOLDERS' EQUITY
    Common stock                                                        657                646
    Additional paid-in capital                                    1,192,049          1,225,192
    Deferred compensation                                           (13,714)           (14,952)
    Accumulated other comprehensive loss                             (4,941)              (601)
                                                                -----------        -----------
        Total stockholders' equity                                1,174,051          1,210,285
                                                                -----------        -----------
        Total liabilities and stockholders' equity              $ 2,653,438        $ 2,741,433
                                                                ===========        ===========

Note: The December 31, 2003 balance sheet has been reclassified to conform to the current period presentation for the classification of eight properties held for disposition in the current period.

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
                               ARDEN REALTY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                         FOR THE THREE MONTHS ENDED            FOR THE NINE MONTHS ENDED
                                                SEPTEMBER 30,                         SEPTEMBER 30,
                                        -----------------------------        -----------------------------
                                         2004                  2003             2004                2003
                                        ---------           ---------        ---------           ---------
                                              (unaudited)                          (unaudited)
Revenue:
  Revenues from rental operations:
    Scheduled cash rents                $  89,264           $  86,062        $ 264,019           $ 256,368
    Straight-line rents                        84                 109            1,456                 609
    Tenant reimbursements                   5,582               6,858           15,006              17,318
    Parking, net of expenses                6,273               5,632           18,027              16,219
    Other rental operations                 3,313               2,626            8,702               6,540
                                        ---------           ---------        ---------           ---------
                                          104,516             101,287          307,210             297,054
  Interest and other (loss)                  (178)               (171)             153                  82
                                        ---------           ---------        ---------           ---------
      Total revenue                       104,338             101,116          307,363             297,136
                                        ---------           ---------        ---------           ---------
Expenses:
  Property expenses:
    Repairs and maintenance                11,337              10,390           33,378              30,370
    Utilities                               9,859              10,312           24,930              25,525
    Real estate taxes                       7,599               6,969           22,991              20,807
    Insurance                               1,878               2,065            5,751               5,982
    Ground rent                               207                 326              539                 690
    Property administrative                 4,189               3,803           13,238              12,085
                                        ---------           ---------        ---------           ---------
      Total property expenses              35,069              33,865          100,827              95,459

  General and administrative                4,823               4,391           13,972              11,962
  Interest expense                         21,517              23,953           66,014              70,242
  Depreciation and amortization            30,907              29,223           90,696              84,586
                                        ---------           ---------        ---------           ---------
Income from continuing
  operations before impairment
  on investment in securities
  and minority interest                    12,022               9,684           35,854              34,887
Impairment on investment in
  securities                                   --                  --           (2,700)                 --
Minority interest                          (2,415)(1)          (1,294)          (5,047)(1)          (4,063)
                                        ---------           ---------        ---------           ---------
Income from continuing operations           9,607               8,390           28,107              30,824
Discontinued operations, net
   of minority interest                       632               2,151            3,291               8,676
Gain on sale of discontinued
   properties                                 937                  --            7,766               5,382
                                        ---------           ---------        ---------           ---------
Net income                              $  11,176           $  10,541        $  39,164           $  44,882
                                        =========           =========        =========           =========

Net income per share:
    Basic                               $    0.17           $    0.17        $    0.60           $    0.71
                                        =========           =========        =========           =========
    Diluted                             $    0.17           $    0.16        $    0.60           $    0.71
                                        =========           =========        =========           =========

Weighted average common shares:
    Basic                                  65,485              63,635           65,141              63,296
                                        =========           =========        =========           =========
    Diluted                                65,892              64,050           65,511              63,516
                                        =========           =========        =========           =========

(1) Includes approximately $1.1 million of issuance costs expensed in conjunction with the redemption of our Preferred Operating Partnership Units on September 28, 2004.

Note: Operating results in prior periods have been reclassified to conform to the current period presentation resulting from the classification of eight properties currently held for disposition into "discontinued operations."


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
                               ARDEN REALTY, INC.
              RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                       FOR THE THREE MONTHS                FOR THE NINE MONTHS
                                                              ENDED                               ENDED
                                                           SEPTEMBER 30,                       SEPTEMBER 30,
                                                  -----------------------------        -----------------------------
                                                     2004                2003             2004                2003
                                                  ---------           ---------        ---------           ---------
FUNDS FROM OPERATIONS:(1)
  Net Income                                      $  11,176           $  10,541        $  39,164           $  44,882
  Plus -
    Depreciation and minority interest from
    discontinued operations                           1,583               1,943            4,358               6,568
    Depreciation and amortization                    30,907              29,223           90,696              84,586
    Minority interest                                 1,340(2)            1,294            3,972(2)            4,063
  Less -
    Gain on sale of discontinued properties            (937)                 --           (7,766)             (5,382)
    Income allocated to Preferred Operating
    Partnership Units                                (1,078)(2)          (1,078)          (3,234)(2)          (3,234)
                                                  ---------           ---------        ---------           ---------
  FUNDS FROM OPERATIONS:(3)                       $  42,991           $  41,923        $ 127,190           $ 131,483
                                                  =========           =========        =========           =========
  Per share:
    Funds from Operations - Diluted               $    0.64           $    0.64        $    1.89           $    2.02
                                                  =========           =========        =========           =========
    Dividends declared                            $   0.505           $   0.505        $   1.515           $   1.515
                                                  =========           =========        =========           =========

Weighted average shares and Operating
Partnership Units outstanding - Diluted              67,564              65,740           67,188              65,216
                                                  =========           =========        =========           =========



(1) We believe that funds from operations, or FFO, is a useful supplemental measure of our operating performance. We compute FFO in accordance with standards established by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002. The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

    We believe that FFO, by excluding depreciation costs, the gains or losses from the sale of operating real estate properties and extraordinary items as defined by GAAP, provides an additional perspective on our operating results. However, because these excluded items have real economic effect, FFO is a limited measure of performance.

    FFO captures trends in occupancy rates, rental rates and operating costs. FFO excludes depreciation and amortization costs and it does not capture the changes in value in our properties that result from use or changes in market conditions or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. Therefore, its ability to measure performance is limited.

    Because FFO excludes significant economic components of net income determined in accordance with GAAP, FFO should be used as an adjunct to net income and not as an alternative to net income. FFO should also not be used as an indicator of our financial performance, or as a substitute for cash flow from operating activities determined in accordance with GAAP or as a measure of our liquidity. FFO is used by investors to compare our performance with other REITs. Other REITs may use different methodologies for calculating FFO and, accordingly, our FFO may not be comparable to other REITs.

(2) Excludes approximately $1.1 million of issuance costs expensed in conjunction with the redemption of our Preferred Operating Partnership Units on September 28, 2004.

(3) Included in FFO is non-cash compensation expense of $800,000 and $572,000 for the three months ended September 30, 2004 and September 30, 2003, respectively, and $2.3 million and $1.4 million for the nine months ended September 30, 2004 and September 30, 2003, respectively.



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